SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-PENTON MEDIA INC

          MJG ASSOCIATES, INC.

                                 8/18/98            1,000            16.1250
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 8/18/98            7,200            16.5500
               THE GABELLI SMALL CAP GROWTH FUND
                                 8/18/98           10,500            16.5500
                                 8/12/98            9,500            16.9579
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                 8/18/98            7,000            16.5500
                                 8/10/98            3,000            16.6750
          GAMCO INVESTORS, INC.
                                 8/18/98            3,000            16.1691
                                 8/17/98            3,500            16.6389
                                 8/17/98            8,100            16.4950
                                 8/10/98            3,500            16.6889
                                 7/15/98              400            17.1576
                                 6/23/98              300            18.4645
                                 6/23/98            1,000            17.5321
                                 6/22/98              700            18.2127
                                 6/22/98              500            17.3130
                                 8/18/98            7,200            16.1691
                                 8/17/98            4,300            16.4950
                                 8/14/98           30,000            16.5500
                                 8/13/98            4,000            16.9250
                                 6/15/98              450            18.9826






          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.